AmericaFirst Defensive Growth Fund

Class A: DGQAX  Class U: DGQUX  Class I: DGQIX

SUMMARY PROSPECTUS

NOVEMBER 21, 2012,

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://americafirstfunds.com/investment-products/mutual-funds. You can also get this information at no cost by calling 1-877-217-8363, emailing info@afcm-quant.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus, dated November 1, 2012, as revised November 21, 2012, and statement of additional information, dated November 1, 2012, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY – AMERICAFIRST DEFENSIVE GROWTH FUND

Investment Objective: The Fund seeks to achieve capital appreciation through all market cycles.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A and Class U shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Buy Shares on page 30 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class U	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	2.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	None
Redemption Fee (as a % of amount redeemed, if sold within 90 days)	1.00%	1.00%	1.00%
Wire Transfer Fee	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.50%	1.00%	0.00%
Other Expenses	1.97%	1.97%	1.97%
Interest Expense 0.82% Dividend Expense 0.08% Other Expenses 1.07%
Total Annual Fund Operating Expenses	3.97%	4.47%	3.47%
Fee Waiver and/or Expense Reimbursement[1]	(0.62)%	(0.62)%	(0.62)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.35%	3.85%	2.85%

1 The Advisor and the Trust have entered into an expense limitation agreement whereby the advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) in order to limit annual fund operation expenses to 2.45%, 2.95% and 1.95% for Class A, Class U and Class I, respectively.  These expense limitations will remain in effect until at least October 31, 2013.  This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$821	$1,596	$2,386	$4,435
Class U	$628	$1,514	$2,410	$4,691
Class I	$288	$1,008	$1,750	$3,707

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 492.70% of the average value of the portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its objective by investing in a portfolio of defensive, non-cyclical equity securities of foreign and domestic companies selected by applying a quantitative strategy.  Equity securities include common stock, preferred stock and convertible preferred stock. The Fund strategy was developed by the Fund's investment advisor, AmericaFirst Capital Management, LLC (the “Advisor”).

The Fund seeks to select stocks of historically “defensive” companies.  Defensive companies tend to offer basic consumer necessities where consumer demand tends to be unaffected even in poor economic conditions and therefore may have the ability to weather economic downturns better than non-defensive companies.  The advisor believes that sales and earnings growth of stocks of these defensive companies may remain relatively constant regardless of the ups and downs of the economy due to the generally stable demand for these company’s products. Under normal market conditions, the Fund will invest primarily in securities in the consumer staples and healthcare sectors. These sectors generally are comprised of companies that are defensive in nature and are selected in an effort to provide capital appreciation while reducing overall portfolio volatility.

The Fund will also sell short equity securities in an attempt to reduce volatility and risk in unfavorable market conditions.  The Fund will invest in securities of companies regardless of market capitalization.  The Fund will rebalance its holdings, based on the Advisor’s quantitative models, on an at-least quarterly basis.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

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Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.

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Fixed Income Risk. When the Fund invests in equity securities that may convert to fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

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Foreign and Currency Exposure Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

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Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Companies in the healthcare sector are heavily dependent on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Companies in the healthcare sector are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of healthcare through outpatient services. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, at times, may result in price discounting. Additionally, the profitability of some healthcare companies may be dependent on a relatively limited number of products and their products can become obsolete due to industry innovation, changes in technologies or other market developments. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

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Consumer Staples Sector Risk. Companies in the consumer staples sector may be adversely affected by changes in consumer spending, competition, demographics and consumer preferences. Companies in this sector are also affected by changes in government regulation, world events and economic conditions.  This sector can also be significantly affected by, among other things, changes in price and availability of underlying commodities, rising energy prices and global and economic conditions. Certain companies in the consumer staples sector are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food and soft drink may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

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Limited History of Operations. The Fund is a new mutual fund and has no history of operations.

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Management Risk.  The portfolio manager's judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager's judgment will produce the desired results.

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Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors or industries, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

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Preferred Stock Risk.  The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock.  Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

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Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund's portfolio.

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Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

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Small and Medium (Mid) Capitalization Stock Risk.  The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

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Stock Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

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Stock Value Risk.  Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth.

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Turnover Risk:  Because the Fund will rebalance its holdings on an at least quarterly basis, the Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance: No performance information is being presented because the Fund has not been in operation for a full calendar year.  In the future, performance information will be presented in this section of this Prospectus.  Updated performance information will be available at no cost by calling 1-877-217-8363 and on the Fund’s website at www.afcm-quant.com.

Advisor:  AmericaFirst Capital Management, LLC is the Fund's investment advisor.

Portfolio Manager:  Rick Gonsalves, the co-founder and President of the Advisor, serves as the Fund's Portfolio Manager.  He has served the Fund in this capacity since the Fund commended operations in 2011.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.  If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.